UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) December 6, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

Item 1.01 Entry into Material Definitive Agreement
Item 5.02 Appointment of Principal Officer
Signature
Exhibit Index
Exhibit 99.1 John M. Devine Agreement

ITEM 1.01   ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02   APPOINTMENT OF PRINCIPAL OFFICER


(1) On December 13, 2005, Mr. John M. Devine's five-year employment agreement as Vice Chairman and Chief Financial Officer expires. Mr. Devine has agreed to remain for up to one additional year as a Vice Chairman of the Corporation beyond his original agreement. This was approved by the General Motors Corporation Board of Directors at its meeting on December 6, 2005. He will work closely with Frederick "Fritz" Henderson, GM's Chief Financial Officer and a Vice Chairman of the Corporation, on transitional issues and advise Chairman and CEO, Rick Wagoner, on implementing the GM North America turnaround plan and other strategic issues. The terms of Mr. Devine's continued employment are attached hereto as Exhibit 99.1.

(2) Frederick A. Henderson, 47, has been elected Chief Financial Officer and a Vice Chairman of the Corporation effective January 1, 2006. Mr. Henderson has been Group Vice President and Chairman of General Motors Europe (GME) since June 2004 and previously was Group Vice President and President of GM Asia Pacific from 2002 to 2004, and Group Vice President and President of GM Latin America, Africa, and Middle East (LAAM) region from 2000 to 2002. Mr. Henderson also served as President and Managing Director of GM do Brasil from 1997 to 2000, after holding a variety of management positions at GM's former Delphi unit, GMAC and the GM Treasurer's Office. As a Vice Chairman, Mr. Henderson's base salary will be $1,550,000, and he will continue to participate in the compensation plans available to executive officers as described in the Corporation's proxy statement for its 2005 Annual Meeting of Stockholders dated April 29, 2005, and as set forth as exhibits to various periodic filings by the Corporation.

Mr. Henderson's brother, Douglas L. Henderson, is a non-executive employee of the Corporation, with annual compensation of less than $150,000. Other than that relationship, there is no reportable relationship between the Corporation or its affiliates and Mr. Henderson.

(3) General Motors Corporation announced the foregoing personnel changes in a press release issued on December 6, 2005. That press release was filed with the SEC on Form 8-K on December 7, 2005.


Exhibit                  Description                   Method of Filing
-----------------------------------------------------------------------
99.1                     John M. Devine Agreement      Filed herewith


                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  December 9, 2005              By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)